UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 16, 2019
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Civeo Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	1-36246 (Commission File Number)	98-1253716 (I.R.S. Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4980 Houston, Texas 77002 (Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (713) 510-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value	CVEO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
At the 2019 Annual General Meeting of Shareholders held on May 16, 2019, the shareholders of Civeo Corporation (“Civeo”): (1) elected three Class II nominees to Civeo’s Board of Directors (the “Board”); (2) ratified the appointment of Ernst & Young LLP as Civeo’s independent registered public accounting firm for the year ending December 31, 2019 and until the next annual general meeting of shareholders and authorized the directors of Civeo, acting through the Audit Committee, to determine the remuneration to be paid to Ernst & Young LLP for 2019; and (3) voted, on an advisory basis, in favor of the compensation of the persons listed as named executive officers in Civeo’s proxy statement filed with the Securities and Exchange Commission on April 3, 2019. The proposals related to each matter are described in detail in the Proxy Statement. The voting results for each proposal are as follows:

Proposal 1 - To elect the three Class II nominees to the Board:

	For	Withheld	Broker Non-Votes
Richard A. Navarre	128,445,424	2,979,519	29,832,060
Martin A. Lambert	129,439,771	1,985,172	29,832,060
Constance B. Moore	129,444,163	1,980,780	29,832,060

Proposal 2 - To ratify the appointment of Ernst & Young LLP as Civeo’s independent registered public accounting firm for the year ending December 31, 2019 and until the next annual general meeting of shareholders and to authorize the directors of Civeo, acting through the Audit Committee, to determine the remuneration to be paid to Ernst & Young LLP for 2019:

For	Withheld	Broker Non-Votes
160,788,520	468,483	0

Proposal 3 - To approve, on an advisory basis, the compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
100,579,596	540,921	30,304,425	29,832,061

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2019

CIVEO CORPORATION

By: /s/ Frank C. Steininger ,
Name:    Frank C. Steininger

Title:	Executive Vice President, Chief Financial Officer and Treasurer